Exhibit 99.1

Press Release

Surgalign Holdings, Inc. Announces Record Date and Annual Meeting Date

Deerfield, Ill., February 12, 2021 – Surgalign Holdings, Inc. (Nasdaq: SRGA), a global surgical implant company (the “Company”), today announced that its 2021 Annual Meeting of Stockholders (the “Annual Meeting”) will be held virtually on May 4, 2021 at 9:00 A.M. Central Time. Holders of record of the Company’s common stock at the close of business on March 15, 2021, the record date, are entitled to notice of and to vote upon matters considered at the Annual Meeting.

To be timely, pursuant to the Company’s Bylaws and Rule 14a-8 of the Securities Exchange Act of 1934, as amended, any notice of business or nominations with respect to the Annual Meeting must be received by no later than 5:00 P.M. Central Time on February 22, 2021. Any such stockholder proposal must be submitted and must comply with the applicable rules and regulations of the U.S. Securities and Exchange Commission (the “SEC”), including Rule 14a-8 of the Securities Exchange Act of 1934, as amended, and the Company’s Bylaws.

Proxy materials are expected to be mailed to stockholders of record on or about March 30, 2021, and will be available on the SEC’s website at www.sec.gov and on the Company’s website at www.surgalign.com.

About Surgalign Holdings, Inc.

Surgalign Holdings, Inc. is a global medical technology company focused on advancing the science of spine care by delivering innovative solutions, including the application of digital technologies, to drive superior patient outcomes. The company is building off a legacy of differentiated products and continues to invest in clinically validated innovation to deliver better surgical outcomes and improve patients’ lives. The Company currently markets and sells products to hospitals, ambulatory surgery centers, and healthcare providers in the United States and in more than 40 countries worldwide. The Company is headquartered in Deerfield, Illinois, with commercial, innovation and design centers in Marquette, Michigan, Wurmlingen, Germany and Warsaw, Poland.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on management’s current expectations, estimates and projections about our industry, our management’s beliefs and certain assumptions made by our management. Words such as “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” variations of such words and similar expressions are intended to identify such forward-looking statements. The forward-looking statements are not guarantees of future performance and are based on certain assumptions including general economic conditions, as well as those within the Company’s

Press Release

industry, and numerous other factors and risks described in the “Risk Factors” sections of our most recent annual and quarterly reports and in other reports we have filed with the SEC. Additional risks and uncertainties will be discussed in the proxy statement. These factors should be considered carefully and undue reliance should not be placed on the forward-looking statements. Each forward-looking statement in this communication speaks only as of the date of the particular statement. Copies of the Company’s SEC filings may be obtained by contacting the Company or the SEC or by visiting the Company website at www.surgalign.com or the SEC’s website at www.sec.gov. We undertake no obligation to update these forward-looking statements except as may be required by law.

Important Additional Information and Where to Find It

As the Annual Meeting will be held more than 30 days prior to the first anniversary of the Company’s 2020 Annual Meeting of Stockholders, which was held on July 15, 2020, stockholders of the Company who wish to have a proposal considered for inclusion in the Company’s proxy materials for the 2021 annual meeting of stockholders must provide written notice that is received by the Company’s corporate secretary at 520 Lake Cook Road, Suite 315, Deerfield, Illinois 60015 (U.S. mail), on or before the close of business on February 22, 2021, which the Company has determined to be a reasonable time before it expects to begin to print and send its proxy materials. Any such stockholder proposal must be submitted and must comply with the applicable rules and regulations of the SEC, including Rule 14a-8 of the Securities Exchange Act of 1934, as amended (as applicable), Delaware law and the Company’s bylaws.

This press release does not constitute a solicitation of any vote or approval. In connection with the Annual Meeting, the Company will file relevant materials with the SEC, including a preliminary proxy statement on Schedule 14A. Following the filing of the definitive proxy statement with the SEC, the Company will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the Annual Meeting. INVESTORS AND SECURITY HOLDERS ARE ENCOURAGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN SUCH DOCUMENTS BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING. The directors, nominees for election as director, executive officers and certain other members of management and employees of the Company may be deemed “participants” in the solicitation of proxies from the Company’s stockholders in connection with the matters to be considered at the Annual Meeting. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the Company’s stockholders in connection with such matters will be set forth in the definitive proxy statement to be filed with the SEC. In addition, you can find information about the Company’s executive officers and directors in the aforementioned proxy statement. Investors and security holders will be able to obtain the

Press Release

proxy statement and other relevant materials filed by the Company with the SEC free of charge at the SEC’s website, www.sec.gov, from the Company at its website, www.surgalign.com, or by contacting the Company’s Investor Relations at (224) 303-4651.

Jonathon Singer, Chief Financial and Operating Officer

Investor and Media Contact

jsinger@surgalign.com

+1 224 303 4651